Nationwide Mutual Funds
Sub-Item 77Q1:  Exhibits
10-31-14 Annual Report

a.
N/A

b.
N/A

c.
N/A

d.
N/A

e.
Copies of any new or amended Registrant investment advisory contracts;

i.
Investment Advisory Agreement dated August 28, 2007 pertaining to the
Target Destination Funds currently managed by Nationwide Fund Advisors, previously filed as Exhibit EX-23.d.2 with the Trust's registration statement on August 27, 2007, is hereby incorporated by reference.

(a) Exhibit A to the Investment Advisory Agreement, dated August 28,
2007 and amended January 1, 2012, pertaining to the Target Destination
Funds managed by Nationwide Fund Advisors, previously filed as Exhibit
EX-28.d.2.c with the Trust's registration statement on February 24, 2012, is hereby incorporated by reference.

(b) Form of Exhibit A to the Investment Advisory Agreement, amended
September 25, 2014 pertaining to the Nationwide Destination 2060 Fund, managed by Nationwide Fund Advisors, previously filed as Exhibit
EX-.d.2.b. with the Trust's registration statement on October 16, 2014, is hereby incorporated by reference.

ii.
Subadvisory Agreement among the Trust, Nationwide Fund Advisers and
Goldman Sachs Asset Management, Inc. effective March 22, 2011, for the
Nationwide Portfolio Completion Fund (formerly, Nationwide Alternatives
Allocation Fund), previously filed as Exhibit EX-28.d.3.i with the
Trust's registration statement on July 1, 2011, is hereby incorporated by reference.

(a)
Exhibit A to the Subadvisory Agreement among the Trust, Nationwide
Fund Advisers and Goldman Sachs Asset Management, Inc. effective
March 22, 2011, as amended October 1, 2014, previously filed as Exhibit
EX-28.d.3.e.1. with the Trust's registration statement on October 16,
2014, is hereby incorporated by reference.

iii.
Subadvisory Agreement among the Trust, Nationwide Fund Advisors and
Geneva Capital Management Ltd., effective October 1, 2014, for the
Nationwide Geneva Mid Cap Growth Fund and Nationwide Geneva Small Cap
Growth Fund, previously filed as Exhibit EX-28.d.3.k. with the Trust's registration statement on October 16, 2014, is hereby incorporated by reference.

f.
N/A

g.
N/A